                                                                    Exhibit 10.E

                              AMENDED AND RESTATED
                                LICENSE AGREEMENT


                                    EXHIBIT A


Queen's University Patents and Patent Applications

Methods of Diagnosis and/or Treatment Using Photodynamic Therapy Compositions for Detection or Treatment.


                                 ISSUED PATENTS
                                 --------------

COUNTRY                  PATENT NO.      FILING DATE      ISSUE DATE

U.S.A                    5,079,262         07/28/89         01/07/92
U.S.A                    5,211,938         10/28/91         05/18/93
U.S.A                    5,234,940         04/08/92         08/10/93
U.S.A                    5,422,093         06/28/93         06/06/95
Australia                   624985         07/25/90         10/19/92
Australia                   674310         04/02/93         04/09/97
New Zealand                 251284         04/02/93         11/10/97





                                   PENDING APPLICATIONS
                                   --------------------


COUNTRY           SERIAL NO.                FILING DATE

Japan             02-510192                 07/25/90
Korea             700294/1991               07/25/90
Netherlands       9021172                   07/25/90
Canada            2,133,741                 04/02/93
Europe            93907704-6                04/02/93
[c.i.]
Canada            2,126,761                 06/27/94
[c.i.]
[c.i.]
PCT               CA96/00363                06/03/96